Supplement Dated December 15, 2016
To The Statement of Additional Information
Dated April 25, 2016

JNL® Variable Fund LLC

Please note that the changes impact your variable annuity and/or variable life product(s).

On page 53, in the section entitled "Investment Adviser, Sub-Adviser and Other Service Providers," sub-section "Rule 12b-1 Plan," please delete the second and third paragraphs and replace with the following:

On November 30-December 2, 2016, the Funds' Board, including all of the independent Managers, approved the continuation of the Rule 12b-1 Plan pursuant to the Rule 12b-1 with respect to the Class A interests of each Fund.  Also at that meeting, the Funds' Board, including all of the Independent Managers, approved a related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of JNL Variable Fund.  JNLD currently serves as distributor for other investment companies advised by JNAM and for Variable Contracts issued by Jackson and Jackson NY.

Under the Rule 12b-1 Plan, each Fund will have the 12b-1 fee calculated and accrued daily and paid to JNLD within forty-five (45) days of the end of each month at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A interests of the Fund.  To the extent consistent with the Rule 12b-1 Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative or other services incurred in promoting the sale of the Fund's Class A shares.  In no event shall such payments exceed JNLD's actual distribution and related service expenses for that fiscal year.

This supplement is dated December 15, 2016.